Financial Instruments	12 Months Ended
Dec. 31, 2021
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Instruments

9. Financial Instruments

(a)    Fair value of financial instruments

The Partnership follows the accounting guidance for financial instruments that establishes a framework for measuring fair value under generally accepted accounting principles and expands disclosure about fair value measurements. This guidance enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. The statement requires that assets and liabilities carried at fair value will be classified and disclosed in one of the following three categories:

Level 1: Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date;

Level 2: Inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

Level 3: Inputs are unobservable inputs for the asset or liability.

The carrying value of cash and cash equivalents and restricted cash, are considered Level 1 items as they represent liquid assets with short-term maturities, trade receivables, amounts due to related parties, trade accounts payable and accrued liabilities approximate their fair value.

The fair value of variable rate long-term debt (Note 8) approximates the recorded value, due to its variable interest being the LIBOR and due to the fact the lenders have the ability to pass on their funding cost to the Partnership under certain circumstances, which reflects their current assessed risk. We believe the terms of our loans are similar to those that could be procured as of December 31, 2021. LIBOR rates are observable at commonly quoted intervals for the full term of the loans and hence bank loans are considered Level 2 items in accordance with the fair value hierarchy.

The fair value of the fixed rate long term debt (Note 8-(iii),(iv),(v) and (xix)) was approximately $158,290 and was determined by using Level 2 inputs being the discounted expected cash flows of the outstanding amount.

The Bonds have a fixed rate, and their estimated fair values as of December 31, 2021 were determined through Level 1 inputs of the fair value hierarchy (quoted price under the ticker symbol CPLPB1 on Athens Stock Exchange) and were approximately $171,292.

There were no Level 3 items.

9. Financial Instruments - Continued

Derivative instruments

In connection with the issuance of the Bonds (Note 8), the Partnership entered into certain cross-currency swap agreements to manage the related foreign currency exchange risk by effectively converting the fixed-rate, Euro-denominated Bonds, including the semi-annual interest payments for the period from October 21, 2021 to October 21, 2025 to fixed-rate, U.S. Dollar-denominated debt. The economic effect of the swap agreements is to eliminate the uncertainty of the cash flows in U.S. Dollars associated with the issuance of the Bonds by fixing the principal amount of the Bonds, with a fixed annual interest rate. The cross-currency swap agreements were not designated as accounting hedges.

Derivative instruments not designated as hedges are not speculative and are used to manage the Partnership’s exposure to identified risks but do not meet the strict hedge accounting requirements and/or the Partnership has not elected to apply hedge accounting. Changes in the fair value of derivatives not designated in hedging relationships are recorded directly in the consolidated statements of comprehensive income / (loss).

The following table summarizes the terms of the cross-currency swap agreements and their respective fair value as of December 31, 2021.

Derivative Assets/(Liabilities):

Effective Date	Termination Date	Notional Amount in EURO	Notional Amount in United States Dollars	Fixed Rate the Partnership receives in EURO	Fixed Rate the Partnership pays in United States Dollars	Fair Value December 31, 2021 in United States Dollars
21/10/2021	21/10/2025	120,000	139,716	2.65%	3.655%	(2,552)
21/10/2021	21/10/2025	30,000	34,929	2.65%	3.690%	(615)
Total Fair Value						(3,167)

The fair value of the cross-currency swap agreements is presented net of accrued interest expense which is recorded in Accrued liabilities in the consolidated balance sheets.

During the year ended December 31, 2021 the Partnership recognized loss on derivatives amounting $3,167 in Other income / (expense) in the consolidated statements of comprehensive income / (loss).

Items Measured at Fair Value on a recurring Basis - Fair Value Measurements
	Quoted prices in active markets for identical assets	Significant other Observable inputs	Unobservable Inputs
Recurring Measurements 2021:	Level 1	Level 2	Level 3	Loss
Cross Currency SWAPs	$—	$3,167	$—	$3,167

The fair value (Level 2) of cross-currency swap derivative agreements is the present value of the estimated future cash flows that we would receive or pay to terminate the agreements at the balance sheet date, taking into account, as applicable, current interest rates, foreign exchange rates and the credit worthiness of both us and the derivative counterparty. This line item is presented in Derivative liabilities in the consolidated balance sheets.

(b)    Concentration of credit risk

Financial instruments which potentially subject the Partnership to significant concentrations of credit risk consist principally of cash and cash equivalents and trade accounts receivable. The Partnership places its cash and cash equivalents, consisting mostly of deposits, with a limited number creditworthy financial institutions rated by qualified rating agencies. Most of the Partnership’s revenues were derived from a few charterers.